PRUDENTIAL FLEXGUARD INCOME 2.0

SINGLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY (“B SERIES”)

Issued by

PRUCO LIFE INSURANCE COMPANY

Supplement dated June 18, 2026

To

Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement describes changes to your current prospectus that are effective immediately.

1.	All references in the Prospectus to “Registered Separate Account” are revised to “Separate Account” unless otherwise stated below.
2.	Performance Lock Value:

The Performance Lock Value definition in the “Glossary of Terms” section of the Prospectus has been removed.

3.	Income Effective Date:

The Income Effective Date can be established on any date following the Waiting Period rather than only on the Index Anniversary. Therefore, the following sections of the Prospectus have been updated:

“Overview of the Contract” section:

Under Phases of the Contract, the second sentence in the third paragraph has been restated as follows:

“You may establish your Income Effective Date on any date following the Waiting Period.”

“Important Information You Should Consider About Your Contract” section:

Under the “Restrictions” section, in the “Are there any Restrictions on Contract Benefits?” subsection, the second bullet is restated as follows:

“Income Withdrawals may not begin until the Income Stage. You can elect to begin the Income Stage on any date after the Income Benefit Waiting Period.”

“Principal Risks of Investing in the Contract” section:

Under the “Index Linked Variable Income Benefit Risk” subsection, the second sentence of the third paragraph is restated as follows:

“You can elect to begin the Income Stage on any date after the Waiting Period.”

“Benefits Available Under the Contract” section:

In the table listing the Benefits Available Under the Contract under the Brief Description of Restrictions/Limitations for the Index Linked Variable Income Benefit, the fifth bullet is restated as follows:

“Income Withdrawals may not begin until the Income Stage, and you can elect to begin the Income Stage on any date after the Waiting Period.”

PLAZFGI20-2026SUP1	1

4.	Overview of the Contract:

In the “Contract Adjustments” subsection, the second sentence is restated as follows:

“An Interim Value adjustment will apply upon any withdrawal, death benefit payment, Annuitization, Flexible Allocation, Performance Lock, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

5.	Key Information:

Under the “Fee, Expenses, and Adjustments” section, in the “Are there Charges or Adjustments for Early Withdrawals?” subsection, the last sentence in the Interim Value Adjustments paragraph is restated as follows:

“An Interim Value adjustment will apply upon any withdrawal, death benefit payment, Annuitization, Flexible Allocation, Performance Lock, reallocation, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

6.	Principal Risks of Investing In The Contract:

The second sentence of the third paragraph under the “Early Withdrawal Risk” has been restated as follows:

“Similarly, an Interim Value adjustment will apply to a death benefit payment, Annuitization, Flexible Allocation, Performance Lock, reallocation or Benefit charge during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

7.	Description Of Insurance Company, Separate Account, And Investment Options:
a.	Under the “Investment Options” subsection, under the “Index Strategy Term” subsection, the following applies:
•	The last sentence of the first paragraph is restated as follows:

“You may only allocate to an Index Strategy on an Index Anniversary Date or as provided pursuant to the Flexible Allocation feature.”

•	The second sentence of the third paragraph is restated as follows:

“An Interim Value adjustment will apply upon any withdrawal, death benefit payment, Annuitization, Flexible Allocation, Performance Lock, reallocation, Benefit charge or surrender that occurs during an Index Strategy Term other than on the Index Strategy Start Date or Index Strategy End Date.”

b.	The following is added to the list of securities indices listed under the examples in the “Index Return” subsection:

“Dimensional International Equity Focus Index: The Dimensional International Equity Focus Index is a rules-based index that pursues size, value, and profitability premiums within Developed ex US and Canada markets in an integrated and diversified manner, leveraging Dimensional’s decades of experience in applying financial research into robust investment strategies.”

8.	Charges and Adjustments:
a.	The first paragraph under the “Example” subsection is restated as follows:

“This example is designed to show you how the Surrender Charge is calculated. It does not take into account any other fees and charges. The example illustrates how the Surrender Charge would apply to reduce your Account Value based on the timing and amount of your withdrawals. It also illustrates how a certain amount of your withdrawal, the “Free Withdrawal Amount,” is not subject to the Surrender Charge. The Free Withdrawal Amount is generally equal to 10% of the prior anniversary Account Value to be withdrawn and is described in more detail in “Free Withdrawal Amounts” in this prospectus.”

b.	In the “Interim Value Adjustments for Index Strategies” subsection, the second sentence is restated as follows:

“The Interim Value formula is used to calculate amounts available for withdrawal (including systematic withdrawals), surrender, reallocation, Flexible Allocation, Performance Lock, Income, Excess Income, Annuitization or payment of a death claim.”

9.	General Description of Contracts:

In the “Flexible Allocation” subsection, in the “Flexible Allocations Rates” paragraph, the website reference is restated as www.prudential.com/flexguard-income2-rates.

PLAZFGI20-2026SUP1	2

10.	Benefits Available Under the Contract:

The “Index Linked Variable Income Benefit” subsection immediately following the table listing the Benefits Available Under the Contract is revised and restated in its entirety as follows:

“The built-in Benefit associated with the Annuity is an index-linked variable income benefit, which allows you to receive an annual withdrawal amount over one lifetime (“Protected Life”), or over the Owner/Annuitant and their spouse’s lifetime (“Joint Protected Lives”).

You must remain in the Savings Stage for a minimum time period known as the Income Stage Waiting Period. The Income Stage Waiting Period is disclosed in the current Index Linked Variable Income Benefit Supplement.

At any time following the Income Stage Waiting Period, you can elect to begin your Income Stage, thus establishing the Income Effective Date. During the Income Stage of the Benefit, the following 1-year Index Strategies are available: Cap Rate, Dual Directional, Enhanced Cap Rate and Step Rate Plus. The Fixed Account is also an available allocation during the Income Stage.

Your Income Effective Date may occur on any date following the Income Stage Waiting Period regardless of when in that year you will take your first Income Withdrawal. You can start income on your next Index Anniversary Date or start income immediately on a date that is not the Index Anniversary Date. The election to start Income is irrevocable. On this date, you must designate single Protected Life or Joint Protected Lives. The designation of single or joint is irrevocable. On this date, you must also provide withdrawal instructions and reallocation instructions to permitted Allocation Options in the Income Stage, if not already allocated to permitted options.

The Income Percentages are disclosed in the current Index Linked Variable Income Benefit Supplement and assigned as of the Index Effective Date and will never change for the life of the Annuity. The rate applied to the Account Value to determine the Annual Income Amount is the Income Percentage. This percentage is based on the age of the Protected Life or younger of the Joint Protected Lives on the Index Effective Date.

The Income Deferral Rate is an additional annual percentage added to the Income Percentage each full year until the Income Effective Date. This percentage will be based on the age of the Protected Life or younger of the Joint Protected Lives on the Index Effective Date and will not change for the life of the Benefit. The Income Deferral Rate will continue to apply even when withdrawals are taken prior to the Income Effective Date. The Income Deferral Rate is applied each Index Anniversary Date, meaning you must remain in the Savings Stage for the entire Index Year to accrue the Income Percentage. If you make the election to start income on the next Index Anniversary Date, the Income Deferral Rate will continue to be applied until that next Index Anniversary Date. If you elect to start income on a date that is not the Index Anniversary Date, you will not be eligible to receive any portion of the current year’s Income Deferral Rate.

The Annual Income Amount (AIA) is the maximum dollar amount that can be withdrawn in any given year during the Income Stage without being considered Excess Income. The AIA is not subject to Surrender Charges or MVA. The initial AIA is calculated on the Income Effective Date, regardless of when the first Income Withdrawal occurs. If there is one Protected Life at the time the Income Stage begins, the AIA will be determined by applying the Single Protected Life Income Percentage. If there are Joint Protected Lives, the AIA will be determined by applying the Joint Protected Lives Income Percentage based on the youngest Protected Life. If you elect to take income on an Index Anniversary Date, the initial AIA is calculated on the Income Effective Date by applying the applicable Income Percentages plus Deferral Rate credits to the Index Strategy Base plus any Fixed Account Value on that Valuation Day. On each subsequent Index Anniversary Date thereafter, we will recalculate your AIA based on the Index Credit applied to the Index Strategy(ies) to which you are allocated plus any interest credited to the Fixed Account Value. This recalculation may result in a higher or lower AIA.

If you elect to take income on any day other than an Index Anniversary Date, and are allocated to permitted Allocation Options, the initial AIA is calculated on the Income Effective Date by applying the applicable Income Percentage plus Income Deferral Rate credits to the Index Strategy Base plus any Fixed Account Value as of the prior Index Anniversary Date, reduced proportionally for any Withdrawals taken prior to the Income Effective Date including any Surrender Charges and/or MVA. The annual Income Deferral Rate credit will not apply for the year in which income begins. Your initial AIA will be a prorated portion of that AIA based on the number of months, rounded up to the nearest number of whole months, remaining until your next Index Anniversary Date. On each subsequent Index Anniversary Date thereafter, we will recalculate your AIA based on the Index Credit applied to the Index Strategy(ies) to which you are allocated plus any interest credited to the Fixed Account Value. This recalculation may result in a higher or lower AIA.

If you elect to take income on any day other than an Index Anniversary Date, and are not allocated to permitted Allocation Options, a Performance Lock will be processed for all Index Strategies and the initial AIA is calculated on the Income Effective Date by applying the applicable Income Percentage plus Income Deferral Rate credits to the Index Strategies’ Interim Value plus any Fixed Account Value as of the current Valuation Day. The annual Income Deferral Rate credit will not apply for the year in which income begins. Your initial AIA will be a prorated portion of that AIA based on the number of whole months, rounded up to the nearest number of whole months, remaining until your next Index Anniversary Date. On your next Index Anniversary Date, we will recalculate your AIA based upon any fixed interest credit from the locked Index Strategy(ies) and the Fixed Account received beginning from the Performance Lock Date until the next Index Anniversary Date. Each subsequent Index Anniversary Date thereafter, we will recalculate your AIA based on the Index Credit applied to the Index Strategy(ies) to which you are allocated plus any interest credited to the Fixed Account Value. This recalculation may result in a higher or lower AIA.

When calculating the AIA, if you select the Fixed Account and/or any Index Strategy(ies), we will use a weighted average return based on the Index Credits attributable to each Index Strategy and the fixed interest attributable to the Fixed Account to determine the AIA increase

PLAZFGI20-2026SUP1	3

or decrease. To determine the AIA, we take the sum of the Index Credits and fixed interest divided by the sum of the Index Strategy Base for each Index Strategy before any Index Credit and the Fixed Account Value. The AIA will be determined on the Index Anniversary Date prior to the application of any fees or withdrawals on that date.

Examples of AIA calculations on the Index Anniversary Date are shown below.
•	Example (assuming no withdrawals or benefit charges):
•	Issue Date: 8/4/2026
•	Income Percentage at Index Effective Date: 3.75%
•	Income Deferral Rate at Index Effective Date: 0.25%
•	Purchase Payment: $50,000
•	Income Effective Date is 8/4/2031 (5 years after Issue Date)
•	Account Value on Income Effective Date: $100,000.
•	On the Income Effective Date, the Account Value will be multiplied by (3.75% + 5 x 0.25% = 5.00%), and the AIA is equal to

$5,000 ($100,000 x 5.00%).

AIA will increase or decrease on each Index Anniversary Date based on the Index Credit of the Index Strategies to which your Account Value is allocated.
•	Example (assuming no withdrawals or benefit charges):
•	Account Value on Income Effective Date: $100,000
•	Allocated 100% to the 1-Year Cap Rate Index Strategy with a 10% Cap and a 10% Buffer
•	AIA for first year: $5,000
•	On the 1st Index Anniversary Date following the Income Effective Date, the Index Return is 9% and thus the Index Strategy receives an 9% Index Credit
•	The AIA will increase by 9%, and your AIA is reset to $5,450 (($5,000 x (1 + 9%)).
•	On 2nd Index Anniversary Date following the Income Effective Date, the Index Return is -15% and thus the Index Strategy receives a -5% Index Credit (-15% + 10% Buffer).
•	The AIA will decrease by 5%, and your AIA is reset to $5,177.50 (($5,450 x (1 + -5%)).

If you select multiple Index Strategies, we will use a weighted average of all Index Credits based on the percentage of Account Value in each Index Strategy to determine the AIA increase or decrease. To determine the change in the AIA, we take the sum of the Index Credit for each Index Strategy divided by the sum of the Index Strategy Base for each Index Strategy before any Index Credit, fees, or withdrawals on the Index Strategy End Date.
•	Example (assuming no withdrawals or benefit charges):
•	Account Value on Income Effective Date: $100,000
•	Allocated to:
•	1-Year Cap Rate Index Strategy with 10% Buffer: 80%
•	1-Year Cap Rate Index Strategy with 15% Buffer: 20%
•	The Index Strategy Base Values for each Index Strategy are as follows:
•	1-Year Cap Rate Index Strategy with 10% Buffer: $80,000
•	1-Year Cap Rate Index Strategy with 15% Buffer: $20,000
•	AIA for first year: $5,000
•	Account Value on 1st Index Anniversary Date following the Income Effective Date after Index Credit, but before any other activity: $107,600. Therefore, the Index Credit is ($107,600 – $100,000) = $7,600
•	The AIA will increase by 7.60%($7,600 / $100,000)), and your AIA will reset to $5,380 (($5,000 x (1 + 7.60%)).
•	The Index Strategy Base Values for each Index Strategy are as follows:
•	1-Year Cap Rate Index Strategy with 10% Buffer: $86,800
•	1-Year Cap Rate Index Strategy with 15% Buffer: $20,800
•	Account Value on 2nd Index Anniversary Date following the Income Effective Date after Index Credit, but before any other activity: $93,500. Therefore, the Index Credit is equal to ($93,500 – $107,600) = - $14,100
PLAZFGI20-2026SUP1	4

•	The AIA will decrease by 13.10% (-$14,100 / $107,600), and your AIA will reset to $4,675 (($5,380 x (1 + (-13.10%))).

See Appendix F for additional examples on electing income on a non-Index Anniversary Date. AIA is available as a lump sum or systematically throughout the year. Any unused AIA in a year cannot be carried over to future years.

Surrender Charges and MVA do not apply to Income Withdrawals equal to or less than the AIA even in the case where they are greater than the Free Withdrawal Amount.

You will choose Single or Joint Life on the date on which you elect to start income following the Income Stage Waiting Period. You may add, change or remove a Joint Protected Life at any time prior to the Income Effective Date. If a Joint Protected Life is added or changed, the Annual Income Amount will be adjusted to equal what it would have been had the Benefit been purchased with that Joint Protected Life named.

To maintain the Benefit, the Owner, Annuitant and Beneficiary designations must be one of the following and meet the minimum/maximum age requirements for the Benefit:

For Income Withdrawals to begin on a Protected Life basis:
•	The Owner and Annuitant must be the same. Such person will be the Protected Life.
•	If two Owners are named, the Annuitant must be one of the Owners. Such person will be the Protected Life. The other Owner must be the spouse of the Protected Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary.
•	If the Owner is an entity other than a custodial account that we permit, the Annuitant will be the Protected Life.
•	If the Owner is a custodial account that we permit, the Annuitant will be the Protected Life and the custodian will be the sole primary Beneficiary.

For Income Withdrawals to begin on a Joint Protected Lives basis:

A Joint Protected Life may only be named and Income Withdrawals may be made on a Joint Protected Lives basis only if the Annuity would be eligible for Spousal Continuation (as defined in the Annuity) as of the date of the Owner’s death, subject to our rules.
•	If one Owner is named, the Owner and Annuitant must be the same. Such person will be the Protected Life. The Joint Protected Life must be the spouse of the Protected Life and the sole primary Beneficiary.
•	If two Owners are named, the Annuitant must be one of the Owners. Such person will be the Protected Life. The Joint Protected Life must also be an Owner and the spouse of the Protected Life. No additional Owners may be named. While both Joint Protected Lives are alive, each must be designated as the sole primary Beneficiary.
•	If the Owner is an entity other than a custodial account that we permit, the Annuitant will be the Protected Life. The Joint Protected Life must be the spouse of the Protected Life and the sole primary Beneficiary.
•	If the Owner is a custodial account that we permit, the Annuitant will be the Protected Life, and the custodian will be the sole primary Beneficiary. The Joint Protective Life must be the spouse of the Protected Life and the sole primary Beneficiary of the custodial account.

A Joint Protected Life may be named or changed at any time prior to the Income Effective Date, subject to our acceptance. The Protected Life cannot be changed except in the event of divorce as described in the circumstances below. Upon receipt of notice of the divorce, and any other documentation we require, in Good Order at our Service Center:
•	When a Protected Life is named: If the divorce occurs prior to the Income Effective Date and results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the former spouse becomes the Owner (or Annuitant if entity owned) under the Annuity, the resulting Owner may choose to continue or terminate this Benefit. If this Benefit is continued, such resulting Owner (or Annuitant if entity owned) becomes the Protected Life under this Rider, however the Annual Income Amount will be determined using the applicable Joint Protected Life Income Percentage and Income Deferral Rate based on the younger of the new Protected Life and the Protected Life on the Effective Date. Additionally, a Joint Protected Life may not be named. If divorce occurs after the Income Effective Date, and results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the former spouse becomes the Owner (or Annuitant if entity owned) under the Annuity, this Benefit will terminate.
•	When Joint Protected Lives are named: If the divorce of the Joint Protected Lives results in the removal of the Protected Life as an Owner (or Annuitant if entity owned) and the Joint Protected Life becomes the Owner (or Annuitant if entity owned) under this Annuity, the resulting Owner may choose to continue or terminate this Benefit. If this Benefit is continued, the resulting Owner (or Annuitant if entity owned) becomes the Protected Life under this Rider. If this occurs prior to the Income Effective Date, the Annual Income Amount will be determined using the applicable Joint Protected Life Income Percentage and Income Deferral Rate based on the younger of the Joint Protected Lives named under this Benefit as of the divorce. If divorce occurs after the Income Effective Date, the divorce will not result in a new Annual Income Amount, and we will only make Income Payments until the death of the new Protected Life. A new Joint Protected Life may not be named.
PLAZFGI20-2026SUP1	5

In most cases, change of ownership will trigger termination of the Benefit. The exceptions are when the beneficial owner is not changing (e.g. ownership is transferred from an individual to a trust /entity with the same tax ID, or vice versa) or transferred from one entity to another or limited divorce circumstances. Any change of Annuitant will cause the Benefit to terminate.

EXCESS INCOME

All or any portion of an Income Withdrawal that exceeds the available Annual Income Amount for any given year during the Income Stage is considered Excess Income. Each withdrawal of Excess Income, including any applicable Surrender Charges and MVA, proportionally reduces the Annual Income Amount that will be used in the recalculation of the Annual Income Amount on the next Index Anniversary Date. The proportional reduction is the ratio of the Excess Income to the Account Value immediately following the withdrawal of any applicable Income Withdrawal amount and prior to the withdrawal of the Excess Income.

For Example:

AIA = $5,500

Account Value = $100,000

Withdrawal (includes applicable Surrender Charge and MVA) = $10,000 Excess Income Amount = $4,500

A client takes a $10,000 withdrawal. Based on the information above, the AIA will be reduced to the following due to the client taking $4,500 Excess Income:

1.	$10,000 (W/D) - $5,500 (AIA) = $4,500 (Excess Income)
2.	$4,500 (Excess Income) / $94,500 (Account Value reduced by the AIA) = 4.76% (proportional reduction rate)
3.	$5,500 (AIA prior to Excess Income) x 4.76% = $262 (Reduction to AIA)
4.	$5,500 - $262 = $5,238 (New AIA after Excess Income)

Excess Income may be subject to any applicable Surrender Charges and MVA.

Withdrawals that reduce the Account Value below the contractual minimum amount will only be allowed if they are less than or equal to the AIA.

If an Excess Income withdrawal reduces the Account Value to $0, the Annuity and Benefit will terminate. If the withdrawal is greater than the remaining Annual Income Amount - the Annuity is surrendered, and all benefits are reduced to zero, the Benefit terminates, and no additional payments are made. If you take more than the current remaining Annual Income Amount because of a Required Minimum Distribution (“RMD”), and the amount does not exceed the RMD we calculate, and the Account Value is reduced to $0, the Benefit continues as described above. For more information about Required Minimum Distributions and the Systematic Withdrawal Program, see the “Surrenders and Withdrawals” section.

TERMINATION OF BENEFIT

You may terminate the Benefit at any time after the first three (3) years, upon notification to us in Good Order. In the event this Benefit terminates for any reason other than death, we will deduct a final charge upon termination, based on the number of days in the Annuity Year since the most recent charge for the Benefit was deducted. The Benefit will terminate upon the first to occur of the following events:

1.	the date we receive your request for full surrender of the Annuity or we receive your elective termination of the Benefit at our Service Center in Good Order;
2.	the date we receive Due Proof of Death of the Decedent if Income Withdrawals have not begun, unless Spousal Continuation occurs;
3.	the date we receive Due Proof of Death of the Protected Life if Income Withdrawals have begun on a Protected Life basis;
4.	the date we receive Due Proof of Death of the surviving Joint Protected Life if the Benefit was spousally continued;
5.	the date we receive Due Proof of Death of an Owner who is not a Protected Life or Joint Protected Life;
6.	the date we process a request to change any designation of the Annuity that either results in a violation of the “Owner, Annuitant and Beneficiary Designations”, or is a change that is not permitted under our rules then in effect;
7.	the date you first allocate or transfer any portion of your Account Value to any Allocation Options to which you are not permitted at the time of the allocation or transfer;
8.	the date any portion of your Account Value is transferred to begin annuity payments;
9.	the date the Account Value is reduced to $0 as a result of withdrawals of Excess Income;
10.	the date of death of the Protected Life if it occurs after Insured Income Stage payments have begun on a Protected Life basis;
11.	the date of death of the last surviving Joint Protected Life if it occurs after Insured Income Stage payments have begun on a Joint Protected Life basis.
PLAZFGI20-2026SUP1	6

INSURED INCOME STAGE – ACCOUNT VALUE REACHES $0

If your Account Value is reduced to $0 (unless because of Excess Income), we will continue to pay the last calculated Annual Income Amount as a guaranteed payment. Guaranteed payments, after the Account Value is reduced to $0, will be made from the General Account as annuity payments until the death of the Protected Life or remaining Protected Lives if income was being take on a Joint life basis.

In the Annuity Year in which your Account Value is reduced to $0, the only Insured Income Stage payment due, if any, equals the Annual Income Amount not yet withdrawn in that Annuity Year. In subsequent Annuity Years, the Insured Income Stage payment equals the Annual Income Amount in effect as of the date the Account Value was reduced to $0.

We will make such Insured Income Stage payments according to any then current instructions for withdrawals of the Annual Income Amount, unless we receive other instructions for such Insured Income Stage payments from you. If no instructions are received and there are no current instructions for withdrawals of the Annual Income Amount, Insured Income Stage payments will be paid to you in equal monthly payments beginning on the first day of the month on or immediately following the date that your Insured Income Stage payments are set to begin.

All Death Benefit values will equal zero when the Account Value equals $0. If the calculated annual payment is less than $100, we will change the frequency of the payments, which will be at least annually.

We may recover from you or your estate any Insured Income Stage payments made after the death of the Protected Life or the remaining Joint Protected Life that would have otherwise resulted in the termination of the Benefit.”

11.	Purchases and Contract Value:

In the “Interim Value of Index Strategies” subsection, the second sentence is restated as follows:

“If you take a withdrawal (including partial withdrawals, systematic withdrawals, full surrenders, Income Withdrawals, and Excess Income), transfer out of, effectuate a Performance Lock or Flexible Allocation, annuitize, we process a Benefit charge, or we pay a death claim between an Index Strategy Start Date and Index Strategy End Date, we will use an Interim Value to determine the fair market value of each Index Strategy at the time of the transaction.”

12.	Financial Statements:

The “Financial Statements” section of the Prospectus is restated as follows:

“The financial statements of Pruco Life are incorporated by reference in the Statement of Additional Information.”

13.	Additional Information:

Under the “How Will I Receive Statements and Reports?” subsection, the last sentence is removed.

14.	Performance Lock:

Appendix F - Performance Lock has been removed.

PLAZFGI20-2026SUP1	7

15.	Income Election on a Non-Index Anniversary:

Appendix F – Income Election On A Non-Index Anniversary Date has been added as follows:

APPENDIX F - INCOME ELECTION ON A NON-INDEX ANNIVERSARY DATE

The below examples assume no Withdrawals from the prior Index Anniversary Date to the Income Start Date.

Example 1: All funds are allocated to permitted Allocation Options (1-year Index Strategies and/or the Fixed Account).

Prior Index Anniversary Date	2/1/2027
Next Index Anniversary Date	2/1/2028
Index Base on prior Index Anniversary Date	$125,000.00
Income Start Date	6/1/2027
Income Percentage on prior Index Anniversary Date	4.50%
Initial AIA as of prior Index Anniversary Date	$5,625.00	($125,000.00 x 4.50%)
Number of months remaining until next Index Anniversary Date rounded up to next whole Month	8
AIA available on Income Start Date	$3,750.00	($5,625.00 x (8/12))
Performance from 2/1/2027-2/1/2028	3.20%
AIA as of 2/1/2028	$5,805.00	($5,625.00 x (1+3.20%))

Example 2: All funds are NOT allocated to permitted Allocation Options (Multi-Year Index Term Strategies):

Prior Index Anniversary Date	2/1/2027
Next Index Anniversary Date	2/1/2028
Index Base on prior Index Anniversary Date	$125,000.00
Income Start Date	6/1/2027
Interim Value End of Day on Income Start Date	$127,500.00	PL is executed on this value on 6/1/2027 (AKA Performance Lock Date (PLD))
Income Percentage on prior Index Anniversary Date	4.50%
Initial AIA at the end of Income Start Date	$5,737.50	($127,500.00 x 4.50%)
Number of months remaining until next Index Anniversary Date rounded up to next whole Month	8
AIA available on Income Start Date to next Index Anniversary Date	$3,825.00	($5,737.50 x (8/12))
Crediting Rate (same as Fixed Account)	2.00%
# of days between from PLD to next Index Anniversary Date	245
# of days between prior Index Anniversary Date to next Index Anniversary Date	365
Locked Interim Value as of next Index Anniversary Date	$129,206.07	($127,500 X (1+2.00%)^(245/365))
AIA as of 2/1/2028	$5,814.27	($5,737.50 X (1+2.00%)^(245/365))
PLAZFGI20-2026SUP1	8

16.	Mailing:

The section is restated as follows:

“This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company”, or “us”) and the Index Strategies Separate Account.

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated May 1, 2026 that includes additional information about the Annuity, and Pruco Life. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.

We file periodic reports and other information about the Contract and the Company as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.”

If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PLAZFGI20-2026SUP1	9